UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                December 26, 2006
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                                 Green Gold Inc.
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             (Exact name of Registrant as specified in its Charter)

         Nevada                        000-52319                  20-5086877
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)


            115 West 7th Street, Suite 1415, Fort Worth, Texas 76102
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               (Address of principal executive offices) (Zip Code)


                                  817-980-8079
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Company announces that effective December 26, 2006, Gordon C. McDougall was elected to the Board of Directors and elected as the Company's CEO. The Company intends that Mr. McDougall will serve on the compensation and audit committees of the Board.

Mr. McDougall From January 1997 until August 2001, Mr. McDougall was President and sole shareholder of Campbell Capital Advisory Inc., a private investment and management consulting company located in Vancouver, British Columbia, Canada. From March 2002 until June 2004, he was also a director of Gamestate Entertainment Inc. (subsequently renamed Quest Oil Corp.), a public company whose shares were quoted on the OTC Bulletin Board. From May 2004 until March 2006, Mr. McDougall was President and a director of Revelstoke Industries Inc, a reporting company in the United States. Since November 2004, he has been the sole shareholder, director and President of C4 Capital Advisory Inc., a private consulting company offering the following management services: identifying and negotiating the purchase of oil and gas properties, locating and securing financing, liaising with corporate counsel and accountants, and responding to investor inquiries. From February 2005 until August 2006, Mr. McDougall was the President of Wentworth Energy, Inc whose shares are quoted on the OTC Bulletin Board. Mr. McDougall is a member of the Audit Committee of Wentworth Energy Inc and he is a director of Barnico Drilling Inc, a subsidiary of Wentworth Energy Inc. Mr. McDougall was the President a director of Redrock Oil Sands Inc from March 2006 until October 2006. Born in New Brunswick, Canada, Mr. McDougall completed the Canadian Securities Course in 1984 and became a stockbroker with Nesbitt Thomson in 1984. Mr. McDougall is well-versed in raising capital, managing start-up companies and coaching companies through their initial growth.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     GREEN GOLD INC.

                                                     /s/ James Romano
                                                     ---------------------------
                                                     JAMES ROMANO
                                                     President

                                                     Dated: December 29, 2006